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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): March 24, 1999

                             RUBBERMAID INCORPORATED
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               (Exact name of registrant as specified in charter)

             Ohio                        1-4188                   34-0628700
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


                    1147 Akron Road, Wooster, Ohio 44691-6000
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (330) 264-6464
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On March 24, 1999, Rubbermaid Incorporated ("Rubbermaid") consummated its previously announced merger (the "Merger") with Rooster Company ("Merger Sub"), a wholly owned subsidiary of Newell Co. ("Newell"). Pursuant to the Agreement and Plan of Merger, dated as of October 20, 1998, among Rubbermaid, Newell and Merger Sub, Merger Sub merged with and into Rubbermaid and Rubbermaid became a wholly owned subsidiary of Newell. As a result of the Merger, each outstanding share of Rubbermaid common stock was converted into 0.7883 of a share of Newell common stock. The Merger was a tax-free exchange and will be accounted for as a pooling-of-interests.

         On March 24, 1999, Newell issued a press release relating to the consummation of the Merger, the text of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


            99.1      Text of Press Release, dated March 24, 1999.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RUBBERMAID INCORPORATED

                                       By:       /s/ James A. Morgan
                                           -------------------------------
                                           Name:  James A. Morgan
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

Dated: March 24, 1999
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                                  EXHIBIT INDEX

                             Rubbermaid Incorporated

                           Current Report on Form 8-K
                              Dated March 24, 1999


        Exhibit No.          Title
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            99.1             Text of Press Release, dated March 24, 1999.